PSEG Public Service Enterprise Group Presentation to the Financial Community New York, New York March 8, 2010 Exhibit 99

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities
Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, but are not limited to:
•
Adverse changes in energy industry, law, policies and regulation, including market structures and rules, and reliability standards.
•
Any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.
•
Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.
•
Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.
•
Actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units at the same site.
•
Any inability to balance our energy obligations, available supply and trading risks.
•
Any deterioration in our credit quality.
•
Availability of capital and credit at commercially reasonable terms and our ability to meet cash needs.
•
Any inability to realize anticipated tax benefits or retain tax credits.
•
Changes in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.
•
Delays or unforeseen cost escalations in our construction and development activities.
•
Increase in competition in energy markets in which we compete.
•
Adverse performance of our decommissioning and defined benefit plan trust fund investments, and changes in discount rates and funding requirements.
•
Changes in technology and increased customer conservation.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the
Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net
Income because it excludes the impact of the sale of certain non-core domestic and international assets and material impairments and lease-transaction-related charges. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation include a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

Agenda
Ralph Izzo
Summary
BREAK
Anne Hoskins
PSEG – Public Affairs and Policy
Caroline Dorsa
PSEG Financial Review and Outlook
Joe Hopf
PSEG Power – Market Overview
Dan Cregg
PSEG Power – Review and Outlook
Ralph LaRossa
PSE&G – Review and Outlook
Ralph Izzo
PSEG – Defining the Future
Randall Mehrberg
PSEG Energy Holdings – Review and Outlook
Kathleen Lally
Welcome/Introduction
Presenter Presentation

PSEG – Defining the Future Ralph Izzo Chairman, President and Chief Executive Officer

PSEG

- PSE&G
- PSEG Power LLC
- PSEG Energy Holdings

PSEG

PSEG:
the right mix for the
opportunities of today and tomorrow
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives
with $5.3 billion
investment program.
Electric & Gas Delivery
and Transmission
PSEG Power’s
low-cost baseload
nuclear and
coal fleet
is geographically well
positioned and
environmentally
responsible.
Regional Wholesale Energy
PSEG Energy Holdings
positioned to pursue
attractive renewable
generation opportunities:
• Solar
• Offshore wind
• Compressed Air Energy
Storage (CAES)
Renewable Investments

A successful track record…
… provides the confidence to capitalize on the opportunities of tomorrow.
PSEG Power resumed independent control of nuclear fleet, produced record levels of generation and achieved top quartile performance; fossil fleet retrofitted to meet more stringent environmental requirements.
PSE&G consistently recognized for reliability; investment programs expanded to meet NJ’s goals for economic growth and clean energy.
Business focus improved; balance sheet strengthened; Holdings’ financial risk lessened with sale of international investments, termination of offshore leases
Operational and financial focus has allowed PSEG to meet/exceed earnings objectives in each of the past three years.
History of returning cash to shareholders through common dividend.
2007 2008 2009

ReliabilityOne™

SEIA Solar Energy Industries Association®

Dow Jones Sustainability Indexes

New Jersey MONTHLY

PSEG

Our focus on customers,
community and employees…
PSE&G named America’s Most Reliable
Utility 4 of past 5 years
Mid-Atlantic Region winner
for the 8
th
straight year
Carbon Disclosure
Leadership Index 2009
Second year in a row
One of 139 companies named to
DJSI North America and one of only 10 U.S. electric companies included
Industry Innovation Award
One of the 12 best places to work in NJ, 2009
… has been widely recognized.

Earnings growth achieved…
… through higher energy market pricing, increased production and lower costs.
* See page 122 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$2.68
$3.03
$3.12
2007 Operating Earnings* 2008 Operating Earnings* 2009 Operating Earnings*

Tomorrow’s energy market will reward…
…an operationally efficient, environmentally responsible,
integrated generation, transmission and distribution business.
Higher margins driven by
environmentally
responsible &
operationally flexible
energy supply
Superior operations =
customer satisfaction
+ higher value
Business driven by the
need to address
environmental issues
and stable pricing
Infrastructure
investment to
support reliability +
improve performance

Investment programs, hedge profile
and cost control support 2010 outlook
$3.12
$3.00 - $3.25
2009 Operating Earnings* 2010 Guidance
* See page 122 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

*Indicated annual dividend rate
Seventh consecutive annual
dividend increase is part of a 103-year
history of paying common dividends…
43% 70% 44%
Payout
Ratio
42 – 46% 43% 66% 63%
Dividends per Share
…
and we remain comfortably within our targeted 40-50% payout range.
$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37*
2004 2005 2006 2007 2008 2009 2010

13 Core Investment $2.5B Growth Investments $5.2B A $7.7 billion investment program over 2010 – 2012… … supports long-term growth.

PSEG is advantaged…
… with a strong balance sheet and cash flow to pursue
an investment program that seizes the opportunities of tomorrow.
Right Assets,
Right Markets
Operational
Flexibility
Environmental
Infrastructure
Improvements
2010
Integrated business model with assets located close to
load centers
Dispatch flexibility of operating assets and trading
capability supports margins in full-requirements markets
Environmentally responsible; pursuing investments in
renewables; nuclear uprates
Investments to improve reliability and functionality of grid

% total return

% total return

% total return

PSEG

PSEG has provided investors with a better
than average return…
… and we are positioned to deliver value over the long-term.
5 year 10 year 3 year
-10
-5
0
5
10
15
20
PSEG S&P 500
Electrics
Dow Jones
Utility
Average 0
20
40
60
PSEG S&P 500
Electrics
Dow Jones
Utility
Average
0
50
100
150
200
PSEG S&P 500
Electrics
Dow Jones
Utility
Average

PSEG is responding to investors’ questions
PSE&G’s capital programs have nominal impact on rates
Stable supply costs provide room for regulatory support of capital programs
What is the impact
on customer from
capital programs?
Strong cash flow well in excess of PSEG and PSE&G’s equity requirements
Do you need equity?
Downside risk limited by recent auction results which incorporated lower market energy prices
Physical assets provide optionality
What is the
impact of migration?
Modest payout ratio and strong balance sheet provide support – 7 th
consecutive
annual increase
Is dividend secure?
Multi-year hedging through participation in full-requirements auctions
Asset balance dampens relative fuel price volatility
Capacity markets provide stability
What’s the impact of
commodity volatility?
Environmentally advantaged
Federal and State Policy initiatives support capital plans
How is PSEG affected
by policy changes?
PSEG Position Investors’ Questions

PSEG – Public Affairs and Policy Anne Hoskins Senior Vice President, Public Affairs and Sustainability

Political and economic factors shape 2010
policy agenda …
…and create opportunities for PSEG.
Political developments
and elections
Fiscal and economic
pressures
2010 Policy Landscape
Environmental protection
Job creation
Energy security and reliability
Regulatory reform

Political landscape: in the 2009 & 2010
elections…
178
257
Federal – Midterm elections
Repeat of 1994 possible?
Tea party impact
Independent vote
Uncertainty in economic and employment recovery
Senate’s 60 “filibuster proof” majority lost in
January
New Jersey
New administration, legislative leadership face
growing fiscal challenges
2
57
41
R D
178 257
R
D
Current  U.S. Senate Make-up
Current U.S. House Make-up
...“change” is central theme and reality.

Environmental Protection: Climate Change
PSEG advocating for carbon legislation and regulation…
...that put a price on carbon and support clean energy investment.
U.S. EPA
Regulating GHGs under the CAA
Senator Murkowski seeking to block implementation
Legal challenges to EPA’s intended action anticipated
RGGI and other state/ regional regimes
Options
Economy-wide, cap & trade
Utility sector first
Carbon tax
Senate effort centered on
Kerry/Graham/Lieberman approach
Regulatory Legislative

Environmental Protection: Air, Water, Waste
PSEG advocating for regulations that protect public health…
…and enable operation of sustainable electric generation.
EPA’s electric power sector agenda:
Air:
Mercury and Haz Air Pollutant MACT standards
New CAIR rule
Tightening of the ozone and PM2.5 NAAQS
Water:  316 (b) draft rule anticipated in 2010
Waste: Draft rule for Coal Combustion By-products
(CCB) expected soon

Job Creation
Political focus on job creation…
Regulatory approvals for utility investment in renewables,
energy efficiency and infrastructure upgrades
Federal Clean Energy Deployment Administration and
state incentives to help finance capital projects
Wind and solar – RPS carve-outs and financing
New nuclear
ITC, PTC to support solar, wind and compressed air
storage
…is catalyst for government incentives for green investments.

Energy Security and Reliability
Political support for energy security...
Transmission/ Distribution
Susquehanna-Roseland transmission line
Other transmission upgrades in New Jersey
Distribution rate case
New Power Generation
New Haven and Kearny peakers
Nuclear Uprates
Nuclear early site permit
... provides a foundation for infrastructure investment
and economic growth.

Regulatory Reform
PSEG is working to get the rules right…
Emission trading
Seeking legislative solution to continue trading of NOx and SO
2
Environmental regulation
Supporting solutions that protect the environment and reflect economic efficiency and certainty for business investment
Financial reform
Working to preserve over the counter energy trading for end-users
Utility rate regulation
Pursuing contemporaneous rate structures that support utility investment
… to ensure regulation supports value for customers and opportunities for PSEG growth.

Regulatory Reform
Working in New Jersey to build political and regulatory
support for “Utility of the Future”...
…to create shareholder and customer value.
Smart Grid/PHEV
Infrastructure
T&D
Infrastructure
Replacement
Transmission
Backbone
Projects
Renewables
Development
Energy
Efficiency
Development

2010
PSEG is advantaged with a clean energy
foundation…
… as the basis for shaping public policy to seize the opportunities of tomorrow.
Right Assets,
Right Markets
Operational
Flexibility
Environmental
Infrastructure
Improvements
Public incentives support investment in transmission upgrades, renewables, energy efficiency and nuclear energy.
Well situated to meet public demand for renewables, energy
efficiency and building from bedrock reliable service.
Prepared to comply with more stringent regulations to reduce pollutants and to displace non-compliant generation.
Creating jobs and improving energy security through
investments in transmission and generation.

PSE&G – Review and Outlook Ralph LaRossa President and Chief Operating Officer, PSE&G

PSE&G
is positioned for growth…
…through investments in infrastructure, renewables and energy efficiency.
Leader in reliability; focused
on maintaining position by
improving customer
responsiveness and
efficiency
Economically meeting
mandates for reliability,
service quality and access to
renewables
Largest provider of electric
and gas distribution services
and transmission in NJ.
Creating renewable and
energy efficiency solutions
for NJ customers
Focused on regulatory
mechanisms that provide
reasonable and current
recovery of and return on
capital

Electric Territory
Gas Territory
Transmission by Voltage
138KV
161KV
230KV
345KV
500KV

PSEG

PSE&G is the largest utility in New Jersey providing
electric, gas and transmission services,…
…and delivering renewable and energy efficiency solutions for customers.
*   Actual
**  Weather normalized = estimated annual growth per year over forecast period
*** Lifetime GWh + Lifetime Dtherms converted to GWh
60% 31% Residential
36% 58% Commercial
0.4%** 0.4% - 1.3%** Projected Annual Load Growth (2009 – 2012)
Sales Mix
3,500 M Therms 41,961 GWh Electric Sales and Gas Sold and Transported
(0.4%)* (0.6%)* Historical Annual Load Growth (2005 - 2009)
4% 11% Industrial
1.7 Million
3.2%
Gas
2.1 Million
3.0%
Customers
Growth (2004 – 2009)
Electric
0.5%*
Historical Annual
Peak Load Growth
2005-2009
1,442
Network Circuit Miles
Key Statistics
Transmission
2.1%**
Projected PJM
Peak Load Growth
2009-2012
13,512 GWh 230 GWh Energy Efficiency Initiative (lifetime equivalent)***
80 MW 1 MW Solar 4 All
11.6 MW
2009
Renewables and Energy Efficiency
Solar Loan 81 MW
Total

PSE&G is a nationally recognized leader in
delivering safe and reliable service...
2009
ReliabilityOne™
National Reliability Excellence Award winner
8 consecutive
ReliabilityOne™
Awards for the Mid-Atlantic
Solid regulatory relationships based on delivering service to customers
Solar Energy Industries Association (SEIA) Industry Innovation award
Solar Electric Power Association (SEPA) Innovation in Solar Program Design award
…and an innovator in developing programs to achieve renewable and energy efficiency goals.
2004 CAIDI
2006
Damages per Locate 1,000 Requests
2000 Leak Response Rate
2003
Gas Leak Reports per Mile
2004 MAIFI (Excluding Major Storms)
SAIFI (Excluding Major Storms)
2000
Reliability Performance Metrics compared
to Peer Panel have been Top Quartile since:
National ReliabilityOne Award
winner four of the last five years

…while all other costs have remained flat.
PSE&G O&M*
* Excludes Regulatory Clauses
PSE&G’s O&M growth has been
driven by increasing pension expense,…
2007 – 2009
CAGR: 2.4%
0
200
400
600
800
1,000
1,200
2007 2008 2009

…which creates superior value to customers.
PSE&G provides the highest
reliability at below average cost...
SAIDI VS O&M
$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
0 50 100 150 200 250 300 350
System Average Interruption Duration Index (SAIDI)
PSE&G

Our 2010 – 2012 capital plan calls for
investing $ 5.3 billion…
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2009 2010 2011 2012
NJ Infrastructure
Stimulus
Solar
Energy Efficiency
Transmission
Core Investment
…with contemporaneous recovery mechanisms approved
for $3.6 billion.

2009: Success in meeting State’s energy and
economic development goals…
…with reasonable contemporaneous returns.
514 180 694
April 2009
NJ Capital Infrastructure Stimulus
30 17 47
December 2008
Carbon Abatement
64 1 65
July 2009
Demand Response
143 - 143
November 2009
Solar Loan II
$62 $43 $105
April 2008
Solar Loan I
$1,759 $258 $2,017 Total
185 5 190
July 2009
Economic Energy Efficiency
Stimulus
761 12 773
July 2009
Solar 4 All
Remaining
Spending
Thru 2009
Total
Amount
Approval
Date
($ Millions)

SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
OCEAN
BURLINGTON
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

Branchburg Branchburg
Roseland Roseland
Hopatcong Hopatcong
Hudson Hudson
Transmission investment recovery…
Future Transmission project spending will be influenced by
PJM evaluation, potentially adding $1.5B in additional
projects over 2010 – 2015.
Various $300 14 69kV Reliability projects thru 2012
Various $200 20 Approved RTEP projects thru 2012
125 bps 2013 $1,100 Branchburg-Roseland-Hudson
125 bps 2012 $750 Susquehanna-Roseland
Incentive In-Service Spending ($ Millions)
…is supported by formula rate treatment and CWIP in rate base*.
* Approval of CWIP for 500kV backbone projects.
Transmission Projects
Future Projects

PSE&G’s investment program provides opportunity
for 14% annualized growth in rate base
PSE&G Rate Base
0
2,000
4,000
6,000
8,000
10,000
12,000
2009 2010 2011 2012
Gas Distribution Electric Distribution Electric Transmission EMP

Filed:
May 29, 2009
12/09 Update:
January 29, 2010
Test Year:
2009
* Modified in February for 11.25% ROE from 11.5% ROE
New Jersey Electric & Gas Rate Case
51.2% Equity Ratio
Includes tracking mechanisms for capital expenditures and pension costs
11.25%* Return on Equity
$74.0 million $148.0 million
Increase
$2.3 billion $3.9 billion
Rate Base
Request as of the 12/09 update
Electric Request Gas

0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
PSE&G 2009 Regional Average PSE&G 2012E
Clauses and Other
Delivery
BGS
0
2
4
6
8
10
12
14
16
18
20
PSE&G 2009 Regional Average PSE&G 2012E
Clauses and Other
Delivery
BGS
The national average ratio for electric bills to
disposable income is 3.4%*, …
Based on tariff rates in effect in June 2009
…while PSE&G’s typical electric bill is 2.6% of disposable
income in New Jersey.
Electricity
(500kWh/month bill)
BGS
Delivery
Clauses
and
Other
18.1
Gas
(100 therm/month bill)
1.45
BGS****
Delivery **
20.1
* Source Moody’s Industry Outlook – July 2009
**   Includes base rate increases
***  Other includes NJ stimulus filing ,Solar 4 All and Solar I & II, EEE, and Demand Response
**** Assumes BGS/BGSS pricing remains constant
Delivery
BGSS BGSS****
Delivery **
Clauses
and
Other***
1.62 1.40 18.7
Clauses
and
Other***
Clauses
and
Other

Regulatory Reform
Working in New Jersey to build political and regulatory
support for “Utility of the Future”...
…to create shareholder and customer value.
Smart Grid/PHEV
Infrastructure
T&D
Infrastructure
Replacement
Transmission
Backbone
Projects
Renewables
Development
Energy
Efficiency
Development

PSE&G is advantaged…
…as we pursue a path in seizing the opportunities of tomorrow.
Right Assets,
Right Markets
Operational
Flexibility
Environmental
Infrastructure
Investment
Creating renewable and energy efficiency solutions for
NJ and customers
Focused on regulatory mechanisms that provide
reasonable and current recovery of and return on capital
Largest provider of electric and gas distribution services
and transmission in NJ
Leader in reliability; focused on maintaining position by
improving customer responsiveness and efficiency
2010

PSEG Energy Holdings – Review and Outlook Randall E. Mehrberg Executive Vice President, Strategy and Development President and Chief Operating Officer, PSEG Energy Holdings

PSEG Energy Holdings
Simplifying the business and creating sustainable growth opportunities.
Maximizing the value of
the remaining portfolio
Transaction structures
and partnerships mitigate
financial risk
Streamlined business
and reduced financial risk
Capitalizing on
renewable opportunities

PSEG Energy Holdings…
PSEG Global
International assets sold*
Texas generating assets (2 – 1,000MW CCGTs) transferred to PSEG Power
Small remaining investment in domestic traditional generation joint venture assets
PSEG Resources
Tax exposure reduced by $740 million through fourteen LILO/SILO lease terminations, including Nuon termination in January 2010
Maximizing value and minimizing risk for traditional leases and real estate
Long-term debt reduced by $1 billion over 2008 and 2009
Redemption of $642 million of Energy Holdings recourse debt
$368 million eliminated through bond exchange
$127 million of debt remaining
… has streamlined its businesses and reduced its risk.
* Nominal investment in Venezuela remaining

($ Billions)

($ Billions)

($ Billions)

($ Billions)

Ongoing portfolio management continues…
Global - International Asset Investment
0.0
0.5
1.0
1.5
2.0
2.5
2004 2005 2006 2007 2008 2009 2010
Est
Resources - Traditional Leases, Real
Estate and Other Investments
0.0
0.5
1.0
1.5
2.0
2.5
2006 2007 2008 2009 2010
Est
… with opportunistic asset monetization as appropriate.
Global- Domestic Generation Investment
0.0
0.5
1.0
1.5
2.0
2.5
2004 2005 2006 2007 2008 2009 2010
Est
Resources - LILO/SILO Exposure *
0.0
0.5
1.0
1.5
2.0
2.5
2006 2007 2008 2009 Feb.
2010
* Does not include IRS deposits of $ 320M

PSEG Energy Holdings is focused on
renewable energy opportunities
Complementing PSEG portfolio by increasing earnings base
with structured, low risk investments
Disciplined evaluation of favorable markets for renewables
Transaction structure and partnerships designed to mitigate risk
Expand geographic and regulatory diversity
Attractive and predictable returns
Pursuing renewable strategy through three primary vehicles
Solar Source LLC
Energy Storage and Power LLC
Garden State Offshore Energy LLC

Long-term off-take agreements with creditworthy counterparties
Capitalizing on existing renewable markets
Leveraging partnerships and alliances
A 2MW solar facility developed and installed in 2009
An additional 27MW in construction for completion in 2010
20-30 year Power Purchase Agreements for energy, capacity and green attributes
Low risk Engineering, Procurement & Construction contracts
Projects that leverage the Investment Tax Credit
~$100M total investment to date
… in the emergent solar industry.
PSEG Solar Source is building a
portfolio to take advantage of
attractive opportunities…

47 Solar Source’s first project… …a 2MW Hackettstown, NJ Solar Facility

Energy Storage and Power LLC
(ES&P)…
Joint venture focused on licensing second generation compressed air energy storage (CAES) and power augmentation
Converting variable renewable resources into firm, dispatchable resources
Shifting the power produced by renewables from off-peak to on-peak
Providing grid stability
Reducing the need for new transmission
Two potential ES&P customers were awarded almost $60 million in federal stimulus funds for projects in California and New York
Stimulus applications specifically incorporate ES&P technology
An additional $30M in state stimulus awarded in California
… a resource that improves the utilization of renewables.

2 Miles
3 Miles
4 Miles
5 Miles
10 Miles
15 Miles
20 Miles

PSEG Energy Holdings
Garden State Offshore Energy LLC
Joint venture has been awarded a $4M grant to advance the
development of a 350MW wind farm
Enough energy to power over 110,000 NJ households
Approximately 16 miles off the shore of southern New Jersey
Geological studies completed enabling engineering for
construction of meteorological tower
Project dependent on establishing viable state revenue mechanism and reasonable federal permitting timelines/processes
Offshore wind offers the opportunity in several markets to provide high capacity factor renewables near load centers

PSEG Energy Holdings…
… creating sustainable growth opportunities for PSEG.
Right Assets,
Right Markets
Operational
Flexibility
Environmental
Investment
Monetizing international and domestic generation
assets in non-core markets
Reducing tax exposure through lease terminations
Pursuing investments in renewables
Investing at attractive risk-adjusted returns to improve
PSEG’s earnings base
2010

PSEG Power – Review and Outlook Dan Cregg Vice President, PSEG Power Finance

PSEG Power
–
Right assets in the right markets…
Portfolio approach to
hedging over multi-year
timeframe to derive
market premiums
Investment
program supported by
strong cash flow and
credit metrics
Low-cost,
environmentally
responsible, operationally
flexible supply located in
premium markets
Focus on operational
excellence to maximize
asset value
… with dispatch flexibility supporting returns in volatile markets.

Low-cost portfolio
Regional focus in competitive, liquid
markets
Assets favorably located near
customers/load centers
Many units east of PJM constraints
Southern NEPOOL/ Connecticut
Texas assets – low cost combined cycle
Market knowledge and experience to
maximize the value of our assets
… with low cost plants, in good locations, within solid markets.
Power’s assets
drive value in a dynamic environment…
15% 52%
8%
Fuel Diversity
Coal
Gas
Oil
Nuclear
Pumped
Storage
1%
Energy Produced
(Twelve months ended December 31, 2009)
Total GWh: 59,808
51%
15%
34%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
Total MW: 15,548
24%
8%

PSEG
Power LLC
Texas
Odessa
Midland
Austin
San Antonio
Guadalupe
North
Houston
South
West
Bethlehem Energy Center
Albany
System Interface
New Haven
Bridgeport
Keystone
Conemaugh
Peach Bottom
Hudson
Mercer
Hope Creek
Salem
Bergen
Kearny
Essex
Linden
Sewaren
Edison
Burlington
National Park

PSEG

54 Power’s Northeast assets are located in attractive markets near load centers … ... and the fleet has expanded to include 2,000MW in Texas.

… while maintaining optionality under a variety of conditions.
Power’s PJM assets along the dispatch curve
reduce the risk of serving full requirement load
contracts…
X X Ancillary Revenue
X
X
X X Capacity Revenue
X X Energy Revenue
X X Dual Fuel
Peaking units Baseload units Load following units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Bergen 1
Sewaren 1-4
Hudson 1
Mercer1, 2
Bergen 2
Sewaren 6
Mercer 3
Kearny 10-11
Linden 5-8 / Essex 9
Burlington 12  / Kearny 12
Peach
Bottom
Nuclear
Coal
Combined Cycle
Steam
Peaking
Yards
Creek
National Park
Salem 3
Bergen 3

80
70
60
50
40
30
20
10
0
$/MWh
2006-2008 Average
2009
2010

PSEG

Gas Combined Cycle
Coal
Note: Forward prices as of 12/2009
Gas competed favorably with coal in 2009,
with operational flexibility favoring gas…
… but forward markets indicate a return to historical norms.
Illustrative dispatch cost for Northeast coal and combined cycle units

Our nuclear performance has improved…
11.1
3.1
0.6
2.1
1.0
0.9
0.4
0.7
0.6
0.7
0.6 0.6 0.6
2004 2005 2006 2007 2008 2009 2010 Target
25
27
29
28
29
30
30
2004 2005 2006 2007 2008 2009 2010 Target
79.0
85.0
97.0
94.0
91.7
99.0
98.0
96 96
97
96
97
98
2004 2005 2006 2007 2008 2009 2010 Target
Salem station set a new generation record.
Highest combined Salem and Hope Creek
Nuclear site output in Power’s history
Top quartile INPO Index
… as we maintain our drive for excellence.
Nuclear Generation Output*
(000’s GWh)
Forced Loss Rate ( )
(%)
INPO Index ( )
NJ Units
1st
Quartile
NJ Units
1st
Quartile
* Total PS share nuclear generation

Power’s coal fleet has shown improvement…
14
15
15
13
13
9
13
2004 2005 2006 2007 2008 2009 2010 Target
10.3
11.1
11.3
7.9
8.4
4.8
3.8
2004 2005 2006 2007 2008 2009 2010 Target
1.11
1.12
1.01
0.91
0.96
0.83
0.47
0.34 0.34
0.29
0.20
0.21
0.19
0.16
2004 2005 2006 2007 2008 2009 2010 Target
Market conditions reduced output in 2009
Operational results greatly improved
Environmental footprint improved
… and back-end technology investments will prepare us for the future.
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
SO
2
and NOx Rates ( )
(lb/mmbtu)
SO
2
NOx

Power’s combined cycle fleet is creating
value…
5
4
8
10
20
20
18
2004 2005 2006 2007 2008* 2009* 2010
Target*
3.4
7
3.4
2.5
1.8
1.5
0.8
2004 2005 2006 2007 2008* 2009* 2010
Target*
8079
7847
7928
7768
7587
7507
7452
2004 2005 2006 2007 2008* 2009* 2010
Target*
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
Period Heat Rate ( )
(mmbtu/KWh)
Highest output ever in 2009
Approaching top quartile forced outage rate
Benefiting from heat rate improvement
program
… benefiting from operating enhancements and market dynamics.
* Includes Texas

99.7
96.5
98.6
97.0
98.9
99.3 99.7
2004 2005 2006 2007 2008 2009 2010 Target
Our peaking fleet rounds out a diverse
generation portfolio…
13
17
23
19
13
14
12
2004 2005 2006 2007 2008 2009 2010 Target
85
86
76
77
91
92
94
2004 2005 2006 2007 2008 2009 2010 Target
Peaking start success provides
opportunities in ancillary and real time
markets
Peaking adds flexibility in serving load
and managing needs of a diverse market
environment
… and provides ability to follow load during periods of high demand.
% Start Success ( )
Forced Outage Rate ( )
(% EFORD)
Equivalent Availability ( )
(%)

Stringent environmental challenges are on the
horizon, with potentially broad industry impacts…
High
High
Regional
High
High
Industry Impact
Emission restrictions net favorable to Power
Carbon
Controls on coal units done or under way
Power’s relative position very strong
NOx, SO
2
, Hg
(CAIR)
Peaking fleet replacement strategy
Upwind states anticipated to increase NOx stringency
Ozone air quality standards
(HEDD)
EPA required to perform cost-benefit analysis
Issue widely shared across industry
Potential capital spend exposure
Once-through cooling water
(316(b))
Power uses dry fly ash systems
Ash has been tested as non-hazardous
Coal ash regulation
Power’s Positioning Issue
…but Power’s clean fleet is very competitively positioned for success.

Power’s portfolio is well positioned…
Baghouse
Scrubber
2010
SCR
Mercer (NJ)
Baghouse
2010
Scrubber
2010
SCR
2010
Hudson (NJ)
Mercury/
Particulate
SO
2
NOx
Description
Current Regulations and Compliance Measures
Baghouse
Ultra-low
Sulfur Coal
Low Nox
Burners
Bridgeport (CT)
Scrubber
(Hg MACT Compliant)
Scrubber
(Hg MACT
Compliant)
Scrubber Scrubber
SCR
2014
SCR
Conemaugh (PA)
Keystone (PA)
…to meet current regulatory requirements.
Capital Spend Planned No Additional Capital Spend Planned

0
50
100
150
200
250
Source: EPA, EIA (2006 and
2007) and PSEG Projection
Power’s coal assets will have completed
many environmental upgrades by 2010…
…resulting in dramatically lower emissions.
0
2
4
6
8
10
12
14
0
10
20
30
40
50
60
PSEG Projected NOX Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Conemaugh Hudson
Bridgeport
Mercer   Keystone
NOx
Keystone
Bridgeport
Conemaugh
Hudson   Mercer
SO
2
PSEG Projected SO2 Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Keystone
Conemaugh
Bridgeport
Mercer
Mercury
PSEG Projected HG Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Hudson

Power’s capital spending will decline
considerably…
…as we complete significant
environmental back-end technology projects in 2010.
PSEG Power Capital Spending
$0
$100
$200
$300
$400
$500
$600
$700
$800
2010 2011 2012
Maintenance Growth Environmental

Nuclear’s operational excellence
program will create value for years to come…
RGGI
18
30
40 to 60
3,662
2009
None
21
25
40
3,484
2004
Progress toward
National Program
CO2
Program
19
O&M (non-fuel)
$/MWh
30 Output (000 GWh)
60 License Life
3,694 Capacity (MW)
2012E Description
…as our efforts continue to pursue a potential new unit.

Fossil’s operational excellence program…
12,125 11,211 26,789
Emissions
NOx Tons
37,863
15
447
30
11,886
2009*
80,287
16
349
21
11,123
2004
12,137
Emissions
SO
2
Tons
14
O&M (non-fuel)
$/MWh
211 Capital ($ Millions)
32 Output (000 GWh)
11,589 Capacity (MW)
2012E* Description
…is expected to result in higher output at a lower cost.
* Includes Texas

$0
$100
$200
$300
$400
$500
$600
$700
$0 $10 $20 $30 $40
CO2
Price ($/ton)
While the prospects for a
cap and trade program may be delayed…
…Power remains well positioned to capture value if implemented.
CO
2
$/Ton Impact on PJM Prices and Power’s EBITDA
The impact on electric prices moderates at higher CO2
prices as:
•
the fleet dispatch changes, and
•
the CO2
intensity of the grid goes down.
Illustration at $20 CO
2
:
(2008 Data)
62 TWh
x ~ $11 to $14/MWh
~ $680 – $870 M revenue
23M tons
x $20/ton
~ $460 M expense

PSEG Power – Market Overview Joe Hopf President, PSEG Energy Resources & Trade

ER&T employs a disciplined approach to
hedging…
… designed to maximize profitability and support earnings stability.
NJ BGS has been and will
continue to be a primary part
of hedging strategy
Years of experience in NJ
BGS coupled with our
market expertise supports
supplying load in other
geographies
Disciplined approach to
hedging, risk controls in
place to manage through
volatile markets
Diversity, location of assets
gives us ability to maximize
products of a full requirement
transaction

Power remains a leading provider in an
excellent market…
Pricing in 2009 was impacted by low economic demand, cool summer weather, and low gas prices
Power’s hedging strategy enabled strong results
2010 forwards imply continued market challenges, but entities with the right assets in the right locations are best positioned
Power will continue to utilize a hedging strategy that incorporates full requirement load contracts and other contracting to secure pricing over a 2-3 year forward horizon
BGS continues to be the foundation of our hedging strategy
Balanced generation portfolio in ideal position to serve BGS
Three year nature of BGS provides pricing stability for customers and providers
… and has a fleet ideally positioned to serve customers.

Full Requirements Component
Increase in Capacity Markets/RPM
Growing Renewable Energy Requirements
Component for Market Risk
Through Power’s
participation in each of the BGS auctions…
Market Perspective – BGS Auction Results
… we have developed an expertise in serving full-requirements contracts.
2003 2004 2005 2006 2007 2008 2009 2010
3 Year Average
Round the
Clock PJM
West Forward
Energy Price
$55.59
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
$33 - $34 $36 - $37 $44 - $46 $67 - $70 $58 - $60 $68 - $71 $56 - $58 $48 - $50
~ $21
$55.05
~ $18
$65.41
~ $21
$102.51
~ $32
$98.88
~ $41
$111.50
~ $43
$103.72
~ $47
$95.77
~ $47
Note: BGS prices reflect PSE&G Zone

Years of experience and expertise
in serving full-requirement load contracts…
… is yielding benefits
through disciplined auction participation for Power in other areas.
Current load contracts in PJM
RECO
PSE&G
JCPL
AECO
PECO
PEPCO
BGE
PPL
Power has been a
successful bidder
in multiple load
serving contracts
throughout PJM East

$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009 2010 Fwd 2011 Fwd 2012 Fwd 2013 Fwd
The effect of our multi-year hedging/forward
sales strategy…
…creates a realized price that is a blend of prior and future pricing.
PJM West PS Zone vs PJM West Basis
l
2010
Realized Price
*Forward prices as of February 2010
*
Power’s hedging strategy enables current
year prices to be derived from contracts
secured over the prior 2 - 3 years.
The fixed pricing of the BGS Auction has
the effect of realizing forward prices up to
three years ahead in the current year.
l

The 2009 market environment prompted
BGS customer migration …
… while current market conditions lessen the incentive for
future migration.
2009
Medium-Term
Power Actions
Current forward pricing reflects improvement over 2009 spot pricing
Gradual reset of BGS rates (by one third per year)
Offsets incentive to migrate
Smaller loss of margin per MWh
Continued migration, at a lower impact per MWh is anticipated to have no incremental financial impact on PSEG in 2010
Historic high prices in recent past
Low spot market, especially given weak economy and weather
Creates incentive for customers to migrate
Difference represents loss of margin per MWh
$0.08/sh impact to PSEG in 2009
BGS includes price component for volumetric risk of migration
Option strategies being employed to manage changes in load volume
Power’s diverse physical assets provide basis hedge and flexibility to manage risk
Supplying wholesale hedges to third party retail providers
Supplying hedges to other end use customers

The result of Power’s hedging strategy is a
portfolio of contracted output…
… which dampens the impact of market volatility on earnings in the near term.
Power’s
anticipated
nuclear and coal
output is
contracted over
the next few
years:
2010: 90-95%
2011: 50-60%
2012: 15-30%
0
1000
2000
3000
4000
5000
6000
7000
8000
9000
10000
Nuclear / Pumped Storage Coal
Combined Cycle (CC) Steam and Peakers
Existing BGS, Other Load Contracts, Hedges + Future BGS Existing BGS, Other Load Contracts, and Hedges
2010 2011 2012
Total Fleet RTC Average

Power’s coal hedging reflects 2010 supply
matched with 2010 sales…
… while maintaining flexibility on supply post BET installation.
0%
20%
40%
60%
80%
100%
2010 2011 2012
$0
$10
$20
$30
$40
$50
Contracted Coal
Mid $20’s
To
High $20’s
Mid $20’s
To
High $20’s
Mid $40’s
To
Low $40’s
Mid $40’s
To
Low $40’s
High $40’s
To
Mid $40’s
Indicative
Pricing
($/MWh)
Prices lower,
moderating
Northern
Appalachian
Conemaugh
Prices lower,
moderating
Northern
Appalachian
Keystone
More limited
segment of
coal market
Metallurgical
CAPP/NAPP
Mercer
Flexibility after
BET in 2010
Adaro  (2010)
CAPP/NAPP
(2011+)
Hudson
Higher price,
lower BTU,
enviro coal
Adaro
Bridgeport
Harbor
Comments Coal Type Station
% Hedged
(left scale)
$/MWh
(right
scale)

77 $0 $5 $10 2010 2011 2012 Anticipated Nuclear Fuel Cost Power has hedged its nuclear fuel needs through 2012… … with increased costs over that time horizon. Hedged

$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009
$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009
$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009
Commodity prices have been volatile…
Henry Hub NYMEX
($/MMBTU)
Western Hub RTC
($/MWh)
West Hub On Peak
($/MWh)
Central Appalachian Coal
($/Ton)
$0
$2
$4
$6
$8
$10
2004 2005 2006 2007 2008 2009

PSEG Power:
Operating Earnings*
($ Millions)
1,250
1,000
750
500
250
0
2005
2006
2007
2008
2009
Central Appalachian Coal
Henry Hub NYMEX

PSEG

… but Power’s diverse asset portfolio and hedging strategy has mitigated the effects, providing strong results.
*See page 122 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings
Commodity prices have been volatile…

-$10
$0
$10
$20
$30
$40
$50
2005 2006 2007 2008 2009 2010 2011 2012
$0
$10
$20
$30
$40
$50
$60
$70
2005 2006 2007 2008 2009 2010 2011 2012
Annual Average Historical Monthly Forecast
Note: Forward prices as of February 2010
Forward spark spreads and dark spreads
are showing some moderation…
PJM Western Hub Spark Spread (On-Peak – Henry Hub x 7.5 Heat Rate)
PJM Western Hub Dark Spread (RTC – Central Appalachian Coal x 10 Heat Rate)
… and are expected to remain highly influenced by gas prices.

PSEG
Power LLC
Current plant locations,
site expansion capability
Bethlehem
Energy Center
Albany
System
Interface
New
Haven
Bridgeport
Keystone
Conemaugh
Peach Bottom
Hudson
Mercer
Bergen
Kearny
Essex
Linden
Sewaren
Edison
Burlington
National Park
Hope Creek
Salem

$/MWh
DUQUESNE
COMED
DAYTON
AEP
PENELEC
APS
WESTERN HUB
PPL
METED
PECO
JCPL
DPL
RECO
AECO
PSEG
BGE
PEPCO

PSEG

$40
$45
$50
$55
$60
$65
Power’s assets are well positioned near load
centers…
… which resulted in a 9% growth in PJM gross margin from 2008 to 2009.
Historical 5-year Average PJM Energy Price
(Around the Clock)
Note: excludes Dominion (less than 5 years of history)

… and provides a forward price signal, with the 2013/2014 auction set for May.
PJM’s capacity construct has acknowledged
the value of Power’s fleet…
$185.00 PSEG North Zone
$16.46 $110.00 $174.29 $102.04 $111.92 $40.80 Rest of Pool
$133.37 $110.00 $174.29 $191.32 MAAC
$139.73 $110.00 $174.29 $191.32 $148.80 $197.67 Eastern MAAC
2012 / 2013 2011 / 2012 2010 / 2011 2009 / 2010 2008 / 2009 2007 / 2008 $/MW-day
PJM Zones
With nearly 1/3 of its capacity in PS North and nearly 2/3 of its capacity in MAAC and EMAAC,
Power’s assets in congested locations received higher pricing in the 2012/2013 RPM Auction.
PJM Capacity Available to Receive Auction Pricing
0
2,000
4,000
6,000
8,000
10,000
12,000
07/08 08/09 09/10 10/11 11/12 12/13

% of coal and nuclear output
$/MWh

% of capacity
$/MW-day

0%
25%
50%
75%
100%
2010 2011 2012
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
0%
25%
50%
75%
100%
2010 2011 2012
$0
$50
$100
$150
Power’s hedging program provides near-
term stability from market volatility…
… while remaining open to long-term market forces.
Estimated EPS impact of
$10/MWh PJM West around the
clock price change* (~$2/mmbtu
gas change)
Contracted Capacity
Price
(right
scale)
* As of February 2010 Assuming normal market commodity correlation and demand
** Excludes Texas – No capacity market
Power has
contracted for a
considerable
percentage of its
future output
over the next two
years at
attractive prices.
The pricing for
most of Power’s
capacity has been
fixed through May
2013, with the
completion of
auctions in PJM
and NE.
% sold
(left
scale)
$0.35 - $0.65 $0.20 - $0.40 $0.05 - $0.15
Contracted Energy
Price
(right
scale)
% sold
(left
scale)
**
*

Power is advantaged…
… as we pursue a path to seize the opportunities of tomorrow.
Right Assets, Right Markets
Operational Flexibility
Environmental
Infrastructure investment
Well positioned, environmentally sound fleet compares
favorably vs the industry
Investing in back-end technology and other growth
opportunities to prepare us for the future
Diverse fleet of low cost units in competitive liquid
markets located near customers/load centers
Units along the dispatch curve with fuel flexibility and
improved performance provide value in dynamic market
2010

PSEG – Financial Review and Outlook Caroline Dorsa Executive Vice President and Chief Financial Officer

PSEG…
…is focused on providing above average risk-adjusted returns.
Top quartile performance
in operations with year-
over-year improvements
and cost management.
Maintain balance
between risk and return
through prudent balance
sheet management
Met/exceeded
earnings and financial
objectives
Securing premium value in
transparent, competitive
markets; implementing
mechanisms supporting cost
recovery in reasonable
timeframe

$(0.12)
$0.14
$0.74
$1.92
$0.02
$(0.05)
$0.09
$0.07
$0.63 $0.71
$2.38 $2.30
2007 2008 2009
$3.12*
We have met or exceeded our earnings
objectives …
… and expect 2010 earnings to remain strong.
Holdings
PSE&G
Power
Parent
Earnings per Share by Subsidiary
$2.68*
*See page 122 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings
$3.00 - $3.25 $2.80 - $3.05 $2.30 - $2.50 Guidance Range
$3.03*

$2,091
$1,993
$163
$30
2008 2009
Sustainability Plan
Non-pension
O&M
Expense (1)
Pension
Expense
Manage Staffing Levels
Control General and
Administrative Expenses
Capture Productivity
Gains
(1) Excludes O&M related to PSE&G clauses
We have successfully managed our O&M …
… through benchmarking efforts and operational excellence.
$2,121M $2,156M

Earnings were strong in 2009…
…benefiting from pricing, cost control and risk mitigation.
$3.12
$3.03
2008* PSE&G Power Holdings /
Enterprise
2009*
($0.08) $0.08
$0.09
Interest  0.03
Debt Exchange
Premium Eliminated
in Consolidation
0.04
Recontracting
and Lower Fuel
Expense  0.04
BGSS and
Wholesale Power
Trading  0.01
O&M  0.02
Interest  0.03
Depreciation and
Other  (0.02)
Margin – Gas,
Electric,
Transmission
and Appliance
Service  0.04
Weather  (0.01)
O&M  (0.06)
Depreciation
(0.03)
Taxes  (0.03)
Interest 0.01
2009 Lease Sales
0.13
Lease Income
(0.04)
Effective Tax Rate
and Other  (0.03)
Debt Exchange
Premium
Eliminated in
Consolidation
(0.04)
Holdings:
Enterprise:
*See page 122 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

Cash Exposure Net
of $320M of IRS
Deposits
12/31/08 12/31/09 1/31/10
4 5 17 # of LILO/SILO Leases
2009 Activities
Terminated 12
LILO / SILO
leases
2010 Activities
Terminated 1 lease in
January
Pursue additional lease
termination opportunities
2008 Activities
Terminated 1
LILO / SILO lease
Exposure to our potential lease tax
liability…
…was reduced with aggressive asset management.
$660
~$1,200
~$270
~$590
$-
$500
$1,000
$1,500

$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
2009 2010 2011 2012
PSEG Consolidated O&M
(1)
C.A.G.R. (’09 –’12) = 0.7%
(1) Excludes O&M related to PSE&G clauses
Aggressive employee management of our
O&M, including 2010 wage freeze …
…and improving pension expense, will result in modest O&M growth.

2009 Operating Earnings* 2010 Guidance
Rigorous cost controls, hedging strategy
and improved utility capital recovery…
…help mitigate the risk of weak prices in 2010.
$3.12
$3.00 - $3.25
PSE&G:
Network Transmission Service (NTS) revenue increase for
2010 from 2009 ~ $0.03 EPS
2009 earned ROE = 8.3%
1% change in Distribution earned ROE in 2010 ~ $0.07 EPS
1% change in load in 2010 ~ $0.02 EPS
PSEG Power:
Revenue/Margin
Nuclear output fully contracted
Dark Spread change of $5/MWh at market – impact of
$0.03-$0.07/share
Spark Spread change of $5/MWh at market – impact
of $0.08-$0.12/share
Operations
1% change in nuclear capacity factor – impact of
$0.01-$0.03/share
O&M 1% change – impact of ~$0.01/share
Drivers
*See page 122 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

PSE&G New Business, $0.43B, 6%
PSE&G Stimulus, $0.51B, 7%
Back End Technology, $0.44B, 6%
Power Growth, $0.47B, 6%
Solar (Holdings), $0.52B, 7%
PSE&G Renewables, $0.93B, 12%

PSEG

PSEG is shifting emphasis to growth
investments…
…to meet the requirements of the evolving energy markets.
Maintenance /
Regulatory
Investments
$2.5B
Growth
Investments
$5.2B
Capital Spending by Category
Total 2010-2012 Capital: $7.7 Billion
Wind (Holdings), $0.02B, 0%
New Nuclear, $0.05B, 1%
Transmission, $2.14B, 27%
Core Investment, $2.18B, 28%

PSE&G’s capital spending is focused on
growth…
…with a substantial portion allowed to earn reasonable
contemporaneous returns.
PSE&G Capital Spending by Category
Total 2010-2012 Capital: $5.3 Billion
New Business,
$0.43B, 8%
Renewables,  $0.93B,
18%
Transmission,
$2.14B, 40%
Core Investment,
$1.26B, 24%

$-
$100
$200
$300
$400
$500
$600
$700
$800
2009 2010 2011 2012
Growth Maintenance / Regulatory
Power Growth Capital
Spending (2010-2012)
Peakers - $306M
Nuclear Uprates - $136M
New Nuclear - $53M
Other - $32M
Power’s capital spend is expected to
decline…
… with increased emphasis on growth projects in the future.

$0
$1,000
$2,000
$3,000
$4,000
$5,000
Sources Uses
In 2009, we had substantial cash
generation …
PSEG Consolidated
2009 Sources and Uses
Power Cash
from Ops
Shareholder
Dividend
Gross Lease
Proceeds
PSE&G
Investment
…which was applied toward improving our financial profile.
Debt
Redemptions
Lease Termination
Taxes & IRS Deposit
Debt
Issuances
PSE&G Cash
from Ops(1)
Power
Investment
(1) PSE&G Cash from Operations adjusts for securitization principal repayments of ~ $190M
Regulated investment
Eliminated Parent Long-term
debt and minimized Holdings’
debt
Reduced Tax Risk

25%
30%
35%
40%
45%
50%
2007 2008 2009
• 2009 FFO to Debt remained strong comfortably
above minimum threshold level
• Decline from 2008 expected due to Power debt
exchange which reduced Holdings refinancing
risk
40%
45%
50%
55%
2007 2008 2009
PSEG Power
Funds from Operations / Total Debt
PSE&G
Regulatory Equity Ratio
Key credit measures support our planned
investment program
Our balance sheet also provides a platform for future growth.
Target = 51.2%

Sources Uses
PSEG Power’s internally generated cash
flow enables Power…
… to strengthen its long term balance sheet; support the
shareholder dividend; and, allows PSE&G to retain earnings for growth.
Sources Uses
Cash
from Ops
Net Debt
Redemption
Investment
Dividends
to Parent
for payment
to
shareholders
Power
2009–2012 Sources and Uses
Cash from
Ops*
Net Debt
Issuance
Intercompany
Capital
Contribution
Investment
PSE&G
2009-2012 Sources and Uses
* Cash from Operations adjusts for securitization principal repayments ~ $0.8B

PSEG Consolidated Debt / Capitalization
(1) Long-Term Debt includes Debt due within one year; excludes Securitization Debt and Non-Recourse Debt.
PSEG Consolidated ($Millions)
December 31, 2007 December 31, 2008 December 31, 2009
PSEG Total Short-term Debt 65                                    20                                    530
Long-Term Debt
(1)
:
Power 2,902                               2,903                               3,121
PSE&G 3,353                               3,523                               3,571
Holdings 1,137                               505                                  127
Parent / Services 298                                  249                                  (38)
Total Long-Term Debt 7,690                               7,180                               6,781
Preferred Stock 80                                    80                                    80
Total Common Stockholders' Equity 7,299                               7,771                               8,788
TOTAL CAPITALIZATION 15,134 $                          15,051 $                          16,179 $
PSEG Consolidated ($Millions)
December 31, 2007 December 31, 2008 December 31, 2009
Debt 7,755                               7,200                               7,311
Preferred Stock 80                                    80                                    80
Total Common Stockholders' Equity 7,299                               7,771                               8,788
Debt Plus Equity 15,134 $                          15,051 $                          16,179 $
Debt Ratio 51.2% 47.8% 45.2%

At the end of 2009, Power and Parent available
liquidity totals approximately $2.4 billion …
… with additional $800 million available to PSE&G.
Expiration Total Usage at
Available
Liquidity
Company Facility Date Facility 12/31/2009 12/31/2009
($Millions)
Parent / Power 5-Year Credit Facility (Power) Dec-12 $1,600 1 $117 $1,483
5-year Credit Facility (PSEG) Dec-12 1,000 2 523 477
2-Year Credit Facility Jul-11 350 0 350
Bilateral Credit Facility Mar-10 100 42 58
Uncommitted Bilateral Agreement 26
Total Parent / Power Liquidity $3,050 $2,368
PSE&G 5-year Credit Facility Jun-12 $       600 3 $          -    $             600
ST Investment 211
Total PSE&G Liquidity $       600 $             811
Total Liquidity Available $3,179
1
Power Facility reduced by $75 million in 12/2011
2
PSEG Facility reduced by $47 million in 12/2011
3
PSE&G Facility reduced by $28 million in 12/2011

$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
2010 2011 2012
Power Syndicated Facility - 1.60B
Expires 12/2012
Power 2-Year Facility - 0.35B
Expires 7/2011
PSEG Syndicated Facility - 1.00B
Expires 12/2012
Power Bilateral - .10B
Expires 3/2010
With our current facilities, PSEG/Power will
have at least $2.6 billion of credit capacity
through 2012 ...
Non-PSE&G Credit Capacity
...and we will continue to ensure adequate liquidity.

PSEG value proposition
PSEG provides investors with a balanced portfolio of assets within a shifting landscape for energy.
PSEG’s focus on operational excellence and O&M control will yield benefits now, and over the long-term.
PSEG’s capital commitments are focused on improving reliability and service quality at attractive risk-adjusted returns.
PSEG’s strong balance sheet and cash flow support a capital program that will benefit shareholders through ongoing support of dividends and opportunity for future growth.

PSEG is advantaged…
… with a strong balance sheet and cash flow to pursue an investment program that seizes the opportunities of tomorrow.
Right Assets,
Right Markets
Operational
Flexibility
Environmental
Infrastructure
Improvements
Integrated business model with assets located close to
load centers
Dispatch flexibility of operating assets and trading
capability supports margins in full-requirements markets
Environmentally responsible; pursuing investments in
renewables; nuclear uprates
Investments to improve reliability and functionality of grid
2010

Executive Profiles

Ralph Izzo
Chairman, President and Chief Executive Officer
Public Service Enterprise Group Incorporated
Ralph Izzo was elected chairman and chief executive officer of Public Service Enterprise Group
Incorporated (PSEG), in April 2007. He was also named as the company’s president and chief operating officer, and a member of the board of directors of PSEG, in October 2006. Prior, Mr. Izzo was president and chief operating officer of Public Service Electric and Gas Company (PSE&G).
Since joining PSE&G in 1992 Mr. Izzo was elected to several executive positions within PSEG’s family of companies, including PSE&G senior vice president – utility operations, PSE&G vice president – appliance service, PSEG vice president -
corporate planning, Energis Incorporated senior vice president – finance and information services, and PSE&G vice president
- electric ventures.  In these capacities, he broadened his experience in the areas of general management, strategic planning and finance.
Mr. Izzo is a well-known leader within the utility industry, as well as the public policy arena.  His public policy experience includes service as an American Physical Society Congressional Science Fellow, in the office of U.S. Senator Bill Bradley.
He also served four years as a senior policy advisor in the Office of New Jersey Governor Thomas H. Kean, specializing in energy, science and technology.
Mr. Izzo’s career began as a research scientist at the Princeton Plasma Physics Laboratory, performing numerical simulations of fusion energy experiments.  He has published or presented over 35 papers on magnetohydrodynamic modeling. Mr. Izzo received his Bachelor of Science and Master of Science degrees in mechanical engineering and his
Doctor of Philosophy degree in applied physics from Columbia University.  He also completed the requirements for a Master of Business Administration degree, with a concentration in finance from the Rutgers Graduate School of Management. He is listed in numerous editions of Who’s Who and has been the recipient of national fellowships and awards.
Mr. Izzo is chairman of the board for the Drumthwacket Foundation. He serves on the board of directors for the New
Jersey Chamber of Commerce, the New Jersey Utilities Association, the Edison Electric Institute (EEI), the Nuclear Energy
Institute (NEI) and The Center for Energy Workforce Development, and Rutgers – The State University of New Jersey.

J.A. “Lon” Bouknight, Jr.
Executive Vice President and General Counsel
Public Service Enterprise Group Incorporated
J.A. Bouknight, Jr. (“Lon”) was named executive vice president and general counsel in
January, 2010. In this position, he has general supervisory responsibilities for the law department, office of the corporate secretary, and corporate security and claims.
Bouknight had been a partner in the Washington law office of Steptoe & Johnson, where he has served as a member of the regulatory and industry affairs department and as former chairman of the firm. His practice focuses on the electric power industry and on antitrust and competition issues in both regulated and unregulated industries.
From 2005 to 2008, Bouknight served as executive vice president and general counsel of
Edison International, a major electric company based in California. A graduate of Duke
University School of Law, he has authored a number of articles and lectured extensively on energy industry and competition topics.

Daniel J. Cregg
Vice President – Finance Power
PSEG Services Corporation
Daniel J. Cregg was named vice president – finance power for PSEG Services
Corporation, in December 2006. Prior to this appointment he was director – financial reporting and communications at PSEG Power (Power), where he oversaw financial reporting and forecasting, investor communications, financings, rating agency interactions, external reporting, and cash forecasting.  He previously held leadership positions with Power in the areas of financial valuations, competitive intelligence, and fundamental market modeling;
with critical responsibilities in Power’s development and strategic planning activities.
Previously, Mr. Cregg was director of PSEG corporate development.  He joined PSEG in 1991 with overall responsibility for tax planning, strategy and compliance for PSEG Energy Holdings, including domestic and international tax structuring work for PSEG Global and PSEG Resources.
Prior to joining PSEG Mr. Cregg spent five years with the accounting and consulting firm of Deloitte and Touche, providing consulting services to a wide array of clients with an emphasis on the energy industry.
Mr. Cregg has been involved in raising awareness and funding for Sudden Infant Death Syndrome (SIDS) for the last ten years.  He is also an executive sponsor for Power’s diversity council and is a member of PEGPAC, PSEG’s
Political Action Committee.
Mr. Cregg holds a Master of Business Administration degree from the Wharton School of the University of
Pennsylvania and is a graduate of Lehigh University, where he received a bachelor’s degree in accounting.

Caroline Dorsa
Executive Vice President and Chief Financial Officer
Public Service Enterprise Group Incorporated
Public Service Electric and Gas Company
PSEG Services Corporation
Ms. Dorsa is responsible for all financial functions, including Internal Audit Services.  She also leads the Information
Technology and Procurement organizations.  She is a member of PSEG’s corporate executive leadership team.
Ms. Dorsa had been a Director of Public Service Enterprise Group Inc. (PSEG) since 2003, and a member of
PSEG's Audit, Corporate Governance and Finance Committees.
Ms. Dorsa joined PSEG from Merck & Co., Inc. where she most recently served as senior vice president – global human health, strategy and integration. Immediately prior to her most recent role at Merck, Ms. Dorsa held positions as senior vice president and chief financial officer at both Avaya, Inc., and Gilead Sciences, Inc. Earlier in her career, she held a range of financial positions at Merck, including serving as vice president and treasurer of the company for over 12 years. She was also the Secretary of the Finance Committee of Merck's Board of Directors.
Prior to joining Merck, Ms. Dorsa worked for Mayor Edward Koch of the City of New York promoting economic development in midtown Manhattan.
Ms. Dorsa is a member of the Board of Trustees of the Newark Museum and a member of the Junior Achievement of New Jersey State Board of Directors in Princeton, NJ.  She is also a member of the Board of Directors of Biogen
Idec (NASDAQ: BIIB), a biopharmaceutical company located in Cambridge, MA.
Ms. Dorsa holds a B.A. from Colgate University and an M.B.A from Columbia Business School.
Caroline Dorsa was named executive vice president and chief financial officer for Public
Service Enterprise Group Incorporated (PSEG) in April 2009. She is also the executive vice president and chief financial officer of Public Service Electric and Gas Company (PSE&G), and PSEG Services Corporation.

Clarence (Joe) Hopf, Jr.
President
PSEG Energy Resources & Trade
Clarence (Joe) Hopf, Jr. was named president of PSEG Energy Resources & Trade in
June 2008. His responsibilities include management of PSEG Power’s generation portfolio and basic gas supply service, purchasing of fuel, mid- and back-office operations as well as trading and marketing activities.
Prior to joining PSEG, Mr. Hopf was president of PPL EnergyPlus in Allentown, PA, since 2006. He was responsible for managing PPL’s wholesale/retail marketing and trading operation in the United States.  Mr. Hopf has held a variety of posts with increasing responsibility in the electric generation and energy trading business since
1981.  Prior to joining PPL in 2005 as a senior vice president, he served as a vice president at Goldman Sachs in New York and, before that, at AmerenEnergy in St. Louis.

Anne E. Hoskins
Senior Vice President – Public Affairs & Sustainability
PSEG Services Corporation
Anne E. Hoskins was named senior vice president – Public Affairs and
Sustainability of PSEG Services Corporation, in January 2010.  In this position, she is responsible for PSEG’s federal and state governmental affairs, corporate philanthropy and sustainability and leads the development of public policy positions on issues affecting the company. Ms. Hoskins is also a member of PSEG’s Executive Officer
Group.
Prior to joining PSEG, Ms. Hoskins served as senior and regulatory counsel for
Verizon Wireless, working from offices in Washington and New Jersey. Ms. Hoskins also served as an associate in the Newark law firm of McCarter and English, an attorney in the United States Office of the Comptroller of the Currency, and as Policy
Adviser in the Governor’s Office of Policy and Planning in New Jersey.
Ms. Hoskins holds a Doctor of Law degree from Harvard Law School, a Masters of
Public Affairs degree from the Woodrow Wilson School at Princeton University, and a
Bachelor of Science degree from Cornell University.
Ms. Hoskins serves as a trustee on The Nature Conservancy of New Jersey and is on the Board of New Jersey Future.

Thomas P. Joyce
President and Chief Nuclear Officer
PSEG Nuclear
Thomas P. Joyce was named president and chief nuclear officer of PSEG Nuclear
(Nuclear), in October 2008. He had been senior vice president – operations of Salem/Hope
Creek for Nuclear, since June 2007.  Mr. Joyce was also vice president – Salem, since
January 2007, and previously assumed the role of PSEG Nuclear’s site vice president as part of the Nuclear Operating Services Agreement between PSEG and Exelon Corporation.
Mr. Joyce has more than 32 years of experience in commercial nuclear power operations, and led Salem through two successful reactor vessel head replacement outages. Salem Unit
1 completed its outage for the lowest station dose, while capturing the world record for shortest head replacement outage.
Prior to coming to PSEG Mr. Joyce was site vice president at Exelon Nuclear’s Braidwood
Station. During his tenure the station achieved overall performance improvements and retained their excellent INPO rating.  The plant completed a refueling in 15 days, 14 hours –
setting a record for outage efficiency among U.S. pressurized water reactors.  Before serving at Braidwood he held leadership positions at Exelon’s Byron, Dresden, and Zion Stations, and in the corporate offices of both Exelon Corporation and Exelon Nuclear.
Mr. Joyce holds a Bachelor of Science degree in nuclear engineering from the University of
Missouri at Rolla, and a Master of Business Administration degree from the Keller Graduate
School of Management.  While at Byron, he earned his senior reactor operation (SRO)
license.

Ralph A. LaRossa
President and Chief Operating Officer
Public Service Electric and Gas Company
Ralph A. LaRossa was named president and chief operating officer of Public Service
Electric and Gas Company (PSE&G), in October 2006. Prior to this position he was vice president - electric delivery for PSE&G.
Mr. LaRossa joined PSE&G in 1985 as an associate engineer and advanced through a variety of management positions in the utility’s gas and electric operations. Past positions include vice president - delivery operations support, division manager - Metropolitan electric division, director - distribution operations, manager - gas distribution, project manager for
AWMS (automated work management system), assistant division manager, district manager and field engineer in gas distribution. PSE&G is New Jersey’s largest electric and gas utility.
Mr. LaRossa is a graduate of Stevens Institute of Technology with a Bachelor of
Engineering degree in industrial engineering, and has completed the Harvard Business
School’s Program for Management Development. In 1998 he received Gas Industry
Magazine’s Outstanding Manager of the Year Award. He is a member of the PJM
Designated Officers Committee. He serves on the board of directors for the American Gas
Association (AGA), New Jersey Utilities Association (NJUA), New Jersey Performing Arts
Center (NJPAC), Partnership for a Drug-Free NJ, and Bergen County’s United Way. He
also serves as a board of trustee’s member for Montclair State University, Newark Alliance,
New Jersey Institute for Social Justice, and the Liberty Science Center.

William Levis
President and Chief Operating Officer
PSEG Power
Previously, Mr. Levis was also senior vice president and chief nuclear officer, as part of the Nuclear Operating Services
Agreement between PSEG and Exelon Corporation. Under his leadership Nuclear’s Salem and Hope Creek stations have advanced to the highest performance levels in the stations' history. Improvement in the stations' work environment has resulted in the closing of two long standing NRC cross-cutting issues - problem identification and resolution, and safety conscious work environment.
Mr. Levis has more than 25 years of diversified experience in the nuclear power industry. Before coming to PSEG he was
Exelon Nuclear’s vice president Mid-Atlantic operations, where he provided executive oversight of day-to-day operations of the Limerick, Peach Bottom, Three Mile Island and Oyster Creek Stations. He joined Exelon as the Byron Station Manager in
1998 and was promoted to site vice president the following year. In 2001 he was named site vice president at Limerick
Generating Station.
Prior to joining Exelon Mr. Levis worked at Ontario Hydro's Pickering Plant and held several positions over a five-year period with Carolina Power & Light’s Brunswick facility. During this time the station was removed from the NRC Watch List and set new records in the areas of safety, production and cost. Mr. Levis’ background also includes experience with NRC,
Westec Services, General Electric Nuclear Services and the U.S. Navy. He has a Bachelor of Science degree in marine engineering from the U.S. Naval Academy and holds an SRO (senior reactor operator) certification. Mr. Levis retired as a commander in the Naval Reserves and attained his professional engineer license in 1985.
William Levis was elected president and chief operating officer of PSEG Power (Power), effective
June 2007. He had been president and chief nuclear officer of PSEG Nuclear (Nuclear) since
January 2007, while retaining his position as Power’s president and COO. Power is a major unregulated independent power producer in the U.S. with three main subsidiaries: PSEG Fossil,
PSEG Nuclear, and PSEG Energy Resources and Trade.

Randall E. Mehrberg
Executive Vice President, Strategy & Development
PSEG Services Corporation
President
PSEG Energy Holdings
Randall E. Mehrberg is president of PSEG Energy Holdings and Chairman of the Board of Energy Storage &
Power.  PSEG Energy Holdings develops, manages and owns renewable energy solutions including solar, energy storage and off shore wind.  PSEG Energy Holdings also owns power plants in the United States and energy and other investments in the United States and abroad.  Mehrberg is also PSEG’s executive vice president responsible for corporate strategy, public affairs, policy, mergers and acquisitions, and corporate communications.  He is a member of PSEG’s corporate executive leadership team and has responsibility for overseeing the corporate balanced scorecard.  Mehrberg’s responsibilities include PSEG’s emergent technology and transfer group, ensuring development of a corporate strategy that includes a comprehensive assessment of the role of technology in the future of our industry.
Mehrberg joined PSEG after serving for eight years in various executive leadership positions at Chicago-based Exelon Corp., most recently as executive vice president, chief administrative officer and chief legal officer. Prior to his tenure at Exelon,
Mehrberg was an equity partner in the Chicago law firm of Jenner & Block, where he worked from 1980 to 1993 and again from
1997 to 2000. He represented corporations, individuals, not-for-profits and government entities in a broad range of matters.
From 1993 to 1997 he served as lakefront director and general counsel for the City of Chicago’s Park District.
Mehrberg holds a Doctor of Law degree from the University of Michigan Law School and a Bachelor of Science degree in economics magna cum laude from the University of Pennsylvania’s Wharton School of Business. He has been active in a number of business and civic organizations, including serving as vice chairman of the board of Nuclear Electric Insurance
Limited. Mr. Mehrberg currently serves as a board member of the University of Pennsylvania Medical School and the University
of Michigan Law School, NJN Television Foundation, Millennium Park and the Lincoln Park Zoo.
Mehrberg has been the recipient of numerous awards, such as the AJC Judge Learned Hand Human Relations Award, the
Mexican-American Legal Defense and Education Fund Legal Services Award, the Chicago Bar association David C. Hilliard
Award, the Catholic Charities Award for Service to the Poor, and the H.O.P.E. for the People Award – Man of the Year.

Margaret M. Pego
Senior Vice President – Human Resources and
Chief Human Resources Officer
PSEG Services Corporation
Margaret M. Pego was named senior vice president – human resources and chief human resources officer of PSEG Services Corporation, in December 2006. Prior, she
had been vice president – human resources.
Ms. Pego joined PSEG in 1974, and has held a variety of management positions in the human resources department.
Ms. Pego holds a Bachelor of Arts degree in business administration from William
Paterson College, and a Master of Business Administration degree with a concentration in management and labor relations from Seton Hall University. In addition, she holds a certificate in EEO studies from Cornell University, and has also completed the Human Resources Executive Program at the
University of Michigan. She is also certified as a senior professional in human resources.
Ms. Pego is active in several local and national organizations; including the EEI Chief HR Executives Policy
Committee; the American Gas Association HR Policy Committee; The Conference Board Advisory Council of
HR Management – Council of HR Executives;  Center for Energy Workforce Development (CEWD) Executive
Counsel Chair; and the Society for Human Resources Management. She is a former member of the Supreme
Court of New Jersey Attorney Ethics Committee. Ms. Pego is a 2002 Leadership New Jersey graduate, a
1997 TWIN Honoree, 2006 Executive Woman of New Jersey Honoree and 2008 NJ Best 50 Women in
Business Honoree.  In addition, she is a member of the board of trustees of the American Conference on
Diversity, the Boys and Girls Club Concert for Kids Committee, College of Saint Elizabeth, Leadership New
Jersey, Rutgers Business School and the Children’s Specialized Hospital.

Appendix

2009 summer weather greatly impacted
earnings …
Hours 90
o
F or Greater
27
43
55
55
38
33
5
2.0
3
5
0
20
40
60
80
100
120
140
160
2009 Normal 2008
May June July August September
Monthly Temperature-Humidity Index
2009 vs. 2008 and Normal
586
1,412
2,776
4,834
1,017
336
3,620
5,324
2,930
1,870
766
2,944
4,904
4,511
1,806
0
1,000
2,000
3,000
4,000
5,000
6,000
May June July August September
2009 2008 Normal
Monthly weather correlates to the impact on monthly
kWh sales and Residential revenue.
2009 summer weather was unfavorable for sales.  It
was both cooler than normal and cooler than the
weather that occurred in 2008
Unseasonably cool June and July more than offset
relatively warm August.
Hourly weather correlates to the impact on
monthly peak demands (kW) and Commercial
and Industrial revenue.
The number of peak producing hours, defined as
greater than 90
o
F were much lower than both
2008 and what would be normally expected.
Only August had a significant number of hourly
temperature readings in the 90s in 2009.
Summer Hourly Weather
Summer Monthly Summary
… exemplified by the hours greater than 90 degrees.

PSE&G is developing innovative energy
solutions to align with the State’s EMP goals.
Residential Commercial
Pole Mounted
Industrial
photo courtesy of enXco 2009, D.Holey
PSE&G Site
Projects
3
rd
Party Site
Projects
Solar installed at
PSE&G owned
facilities
Solar to be
owned by PSE&G
and installed on
any public or
private third-party
host sites
Solar Loan Programs
Solar 4 All Programs

New Jersey regulatory agency changes
The Governor appoints the five Commissioners, who must be confirmed by the Senate, for six-year staggered terms. The Governor appoints one of the five to serve as Commission
President.  Currently, the five commissioners are:
Elizabeth Randall, Acting President
Nicholas Asselta
Jeanne M. Fox
Joseph L. Fiordaliso
Frederick F. Butler
Lee Solomon has been nominated for Commission President, to replace Frederick F. Butler
Assembly Bill No. 1391 has been introduced to reduce the number of BPU Commissioners from five to three
Former Public Advocate Chin resigned in January 2010; Stefanie Brand, Director of Rate
Counsel appointed Acting Public Advocate
Public Advocate role being transformed

Operated by PSEG Nuclear
PSEG Ownership: 100%
Technology: Boiling Water
Reactor
Total Capacity: 1,199MW
Owned Capacity:  1,199MW
License Expiration: 2026
Filed for license extension,
August 2009
Operated by PSEG Nuclear
Ownership: PSEG - 57%,
Exelon – 43%
Technology: Pressurized Water
Reactor
Total Capacity: 2,345MW
Owned Capacity: 1,346MW
License Expiration: 2016 and
2020
Filed for license
extension, August 2009
Operated by Exelon
PSEG Ownership: 50%
Technology: Boiling Water
Reactor
Total Capacity: 2,234MW
Owned Capacity: 1,117MW
License Expiration: 2033 and
2034
Hope Creek
Salem Units 1 and 2
Peach Bottom Units 2 and 3
Our five unit nuclear fleet…
… is a critical element of Power’s success.

PSEG Power Debt / Capitalization
(1) Power Short-Term debt represents the Intercompany Loan with PSEG.
(2) Long-Term Debt includes Debt due within one year and excludes Non-Recourse Debt.
Dec 07 Dec 08 Dec 09
Power Short-Term Debt
(1)
238 $           3 $               194 $
(Short-Term Investments) -               -
Power Long-Term Debt
(2)
2,902           2,903           3,121
Member's Equity 3,551           4,322           4,467
Total Capitalization 6,691           7,228           7,782
Power Debt To Capitalization Dec 07 Dec 08 Dec 09
Short Term Debt 238 $           3 $               194 $
Long-Term Debt 2,902           2,903           3,121
Member's Equity 3,551           4,322           4,467
Total Capitalization 6,691 $        7,228 $        7,782 $
Total Debt to Cap 46.9% 40.2% 42.6%
FFO to Debt 39.9% 47.6% 40.2%

Items Excluded from Income from
Continuing Operations to Reconcile to
Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2009 2008 2007 2006 2005
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity 9 $            (71) $           12 $            11               40
Gain (Loss) on Mark-to-Market (MTM) (25)            16               10               28               (9)
Lease Transaction Reserves -                (490)            -                  -                  -
Net Reversal of Lease Transaction Reserves 29             -                 -                  -                  -
Asset Sales and Impairments -                (13)              (32)              (178)            -
Premium on Bond Redemption -                (1)               (28)              (7)                (6)
Merger-related Costs -                -                 -                  (8)                (32)
Total Pro-forma adjustments 13 $           (559) $         (38) $           (146) $          25 $
Fully Diluted Average Shares Outstanding (in Millions)
507            508             509             505 489
Per Share Impact (Diluted)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity 0.02 $        (0.14) $        0.02 $          0.02 $          0.08 $
Gain (Loss) on Mark-to-Market (MTM) (0.05)          0.03            0.02            0.06            (0.02)
Lease Transaction Reserves -            (0.96)           -              -              -
Net Reversal of Lease Transaction Reserves 0.05           -              -              -              -
Asset Impairments -            (0.03)           (0.06)           (0.35)           -
Premium on Bond Redemption -            -              (0.06)           (0.01)           (0.01)
Merger-related Costs -            -              -              (0.02)           (0.07)
Total Pro-forma adjustments 0.02 $        (1.10) $        (0.08) $         (0.30) $         (0.02) $
For the Twelve Months Ended
December 31,
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED